SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 22, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2003, providing for the issuance of Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $488,923,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class B Certificates of its Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1 on October 7, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 26, 2003, as supplemented by the Prospectus Supplement dated October 3, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2003, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator, and HSBC Bank USA, as Trustee.  The “Certificates” consist of the following classes:  Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class B, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $500,177,479 as of September 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of September 1, 2003, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator, Fieldstone Mortgage Company, as Seller, and HSBC Bank USA, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2003, between Fieldstone Mortgage Company, as Seller and Servicer, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of September 1, 2003, among Fieldstone Mortgage Company, as Seller and Servicer, Chase Manhattan Mortgage Corporation, as Subservicer and Wells Fargo Bank Minnesota, National Association, as Master Servicer, and acknowledged by HSBC, as Trustee.

99.3

Custodial Agreement dated as of September 1, 2003, between Wells Fargo Bank Minnesota, National Association, as Custodian and HSBC, as Trustee, and acknowledged by Fieldstone Mortgage Company, as Seller and Servicer, Structured Assets Securitization Corp., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Chase Manhattan Mortgage Company, as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Matthew Lewis

                   Name: Matthew Lewis

       Title:   Senior Vice President

Dated: October 22, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Trust Agreement dated as of September 1, 2003, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator, Fieldstone Mortgage Company, as Seller, and HSBC Bank USA, as Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2003, between Fieldstone Mortgage Company, as Seller and Servicer, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of September 1, 2003, among Fieldstone Mortgage Company, as Seller and Servicer, Chase Manhattan Mortgage Corporation, as Subservicer and Wells Fargo Bank Minnesota, National Association, as Master Servicer, and acknowledged by HSBC, as Trustee.

99.3

Custodial Agreement dated as of September 1, 2003, between Wells Fargo Bank Minnesota, National Association, as Custodian and HSBC, as Trustee, and acknowledged by Fieldstone Mortgage Company, as Seller and Servicer, Structured Assets Securitization Corp., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Chase Manhattan Mortgage Company, as Servicer.